Exhibit 10.1

Amendment No. 3 to SECURITIES PURCHASE AGREEMENT

This Amendment No. 3 (this “Amendment”) is made as of the 17th day of September, 2012 by and among Afinsa Bienes Tangibles, S.A. En Liquidación, a Spanish corporation (“Afinsa”), Auctentia, S.L., a Spanish corporation (“Auctentia” and together with Afinsa, the “Selling Stockholders”), and Spectrum Group International, Inc., a Delaware corporation (“Purchaser”). Reference is made to that certain Securities Purchases Agreement, effective as of March 5, 2012, by and among the Selling Stockholders and Purchaser (as amended pursuant to Amendment No. 1, dated as of July 4, 2012, and Amendment No. 2, dated as of September 14, 2012, the “Purchase Agreement”). Terms used but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, the Selling Stockholders and Purchaser (collectively, hereinafter the “Parties”) are parties to the Purchase Agreement, whereby the Selling Stockholders have agreed to sell to Purchaser, and Purchaser has agreed to purchase from the Selling Stockholders, the Securities, on the terms and conditions set forth in the Purchase Agreement; and
WHEREAS, Parties wish to amend the Purchase Agreement as set forth more particularly in this Amendment.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

I. AMENDMENTS

1.In accordance with Section 7.7 of the Purchase Agreement, the Purchase Agreement is hereby amended, as of the date thereof, as follows:

(a)	The second recital is hereby deleted and replaced with the following:

“WHEREAS, Afinsa proposes to sell the Afinsa Securities (as defined herein) and Auctentia proposes to sell (a) the Auctentia Securities (as defined herein) and (b) all of the common stock, par value $0.01 per share, of Spectrum PMI held by Auctentia (the “Spectrum PMI Securities”, and together with the Afinsa Securities and the Auctentia Securities, collectively the “Securities”), to Purchaser, and Purchaser desires to purchase the Securities from the Selling Stockholders, subject to the terms and conditions contained herein; and”

(b)	The definitions of “Afinsa Securities” and “Auctentia Securities” in the Recitals are deleted and replaced with the following in Section 1.1:

“'Afinsa Securities' means the number of shares of Common Stock determined by subtracting (x) the number of shares of Common Stock representing nine and nine tenths of a percent (9.9%) of the shares of Purchaser to be outstanding immediately following the Closing, multiplied by a fraction, the numerator of which is 271,514 and the denominator of which is 18,642,067 (the “Retained Afinsa Securities”), from (y) 271,514.

'Auctentia Securities' means the number of shares of Common Stock determined by subtracting (x) the number of shares of Common Stock representing nine and nine tenths of a percent (9.9%) of the shares of Purchaser to be outstanding immediately following the Closing, multiplied by a fraction, the numerator of which is 18,370,553 and the denominator of which is 18,642,067 (the “Retained Auctentia Securities”), from (y) 18,370,553.”

(c)	Section 2.2 is hereby deleted and replaced with the following:

“2.2    Purchase Price. The aggregate purchase price for all the Securities shall be (i) $58,250,000 less (ii) (x) the number of the Retained Afinsa Securities and Retained Auctentia Securities multiplied by (y) $2.50, plus simple interest thereon at the rate of five percent (5%) per annum accruing from July 15, 2012 through the Closing Date (the “Purchase Price”), payable at Closing as follows: Purchaser shall (i) pay to Afinsa (x) $678,785.00 less the (y) the number of Retained Afinsa Securities multiplied by $2.50, plus simple interest thereon at the rate of five percent (5%) per annum accruing from July 15, 2012 through the Closing Date, in cash by wire transfer of immediately available funds and (ii) pay to Auctentia (x) $57,571,215.00 less the (y) the number of Retained Auctentia Securities multiplied by $2.50, plus simple interest at the rate of five percent (5%) per annum accruing from July 15, 2012 through the Closing Date, by wire transfer of immediately available funds, in each case, to an account or accounts in Spain specified by the Selling Stockholders at least 2 Business Days prior to the Closing Date.”

(d)	The fourth sentence of Section 3.1(e) is hereby deleted and replaced with the following:

“The Spectrum PMI Securities represent all securities of Spectrum PMI owned by the Selling Stockholders.”

(e)	The following sentences are hereby added to the end of Section 3.1(e):

“Following the consummation of the transactions contemplated hereby, the Retained Afinsa Securities and Retained Auctentia Securities will be the only shares of Common Stock owned by Afinsa and Auctentia.”

(f)
Section 4.2(d) is hereby amended by adding the words “, less (x) the number of the Retained Afinsa Securities and Retained Auctentia Securities multiplied by (y) $2.50,” after the dollar amount “$37,284,134.00.”

(g)	Section 4.2(e) is hereby deleted and replaced with the following:

“(e)    [Intentionally omitted]”

(h)	Section 4.2(g) is hereby deleted and replaced with the following:

“(g)    George Lumby shall have tendered his resignation as a director of Purchaser, and Antonio Arenas shall have tendered his resignation as Executive Chairman of Purchaser's Board of Directors, but retained his position as an executive director of Purchaser, all of the foregoing effective as of the Closing Date;”

(i)	Section 4.2(h) is hereby deleted and replaced with the following:

“(h)    [Intentionally omitted]”

(j)	Section 5.3 is hereby deleted and replaced with the following:

“5.3 Resignations.    (a) Afinsa shall cause George Lumby to have tendered his resignation as a director of Purchaser, and Antonio Arenas to have tendered his resignation as Executive Chairman of Purchaser's Board of Directors, but retain his position as an executive director of Purchaser, effective as of the Closing Date.

(b)    Afinsa shall cause Antonio Arenas to tender his resignation as an executive and a director of Purchaser, effective as of the time that Afinsa and Auctentia shall cease to be the beneficial owners of 5% or more of the Common Stock in the aggregate.”

(k)	Section 5.5 is hereby amended by adding the following at the end thereof:

“; provided further that nothing herein shall prohibit the Selling Stockholders from selling or offering to sell any shares of Common Stock following the Closing of the sale to the Company of the Afinsa Securities and the Auctentia Securities as contemplated by this Agreement.”

(l)	The following Section 5.6 is hereby added to Article V:

“5.6    Sale of Retained Securities. The Company will use its reasonable commercial efforts to assist the Selling Stockholders, at any time and from time to time following the Closing, to sell the Retained Afinsa Securities and the Retained Auctentia Securities in an orderly manner that will be non-disruptive to the public market for the Common Stock and that is intended to facilitate the sale of the Retained Afinsa Securities and the Retained Auctentia Securities at a price or prices acceptable to the Selling Stockholders. Such assistance may include, among other things, cooperation with financial advisors retained by the Selling Stockholders and participation by the Company's management in meetings with prospective buyers, at times reasonably acceptable to the Selling Stockholders and the Company.”

II. MISCELLANEOUS

2.Except as set forth in this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.

3.This Amendment may be executed in one or more counterparts.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first above written.

Afinsa Bienes Tangibles, S.A. EN LIQUIDACION

By:	/s/ Javier Díaz-Gálvez de la Cámara
Name:	Javier Díaz-Gálvez de la Cámara
Title:	Trustee

By:	/s/ Benito Agüera Marín
Name:	Benito Agüera Marín
Title:	Trustee

By:	/s/ Carmen Salvador Calvo
Name:	Carmen Salvador Calvo
In representation of Tesoreria General del la Seguridad Social
Title:	Trustee

Auctentia, S.L.

By:	/s/ Javier Díaz-Gálvez de la Cámara
Name:	Javier Díaz-Gálvez de la Cámara
Title:	Joint Administrator

By:	/s/ Benito Agüera Marín
Name:	Benito Agüera Marín
Title:	Joint Administrator

SPECTRUM GROUP INTERNATIONAL, INC.

By:	/s/ Greg Roberts
Name:	Greg Roberts
Title:	President and CEO